Horizons NASDAQ 100 Covered Call ETF (The NASDAQ Stock Market Ticker: QYLD)

(a series of Horizons ETF Trust I)

Supplement dated May 2, 2018 to the
Prospectus dated February 28, 2018

The following supplements and replaces the previous disclosures entitled “Principal Investment Strategies of the Fund.”

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Principal Investment Strategies of the Fund

Using a passive or indexing investment approach, the Fund seeks to achieve its investment objective to track the performance of the BXNT Index.

By investing in the BXNT Index, the Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys a stock or a basket of stocks, and also writes (or sells) call options that correspond to the stock or basket of stocks. The Fund uses this strategy in an attempt to enhance its portfolio’s risk-adjusted returns, reduce its volatility, and generate monthly income from the premiums received from writing the call options.

The CBOE NASDAQ-100® BuyWrite Index (“BXN Index”) is a benchmark index that measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the NASDAQ-100® Index (“NASDAQ-100 Index”), and “writes” (or sells) a succession of one-month at-the-money NASDAQ-100 Index covered call options. The BXNT Index replicates the methodology used to calculate the BXN Index, with one exception: the written NASDAQ-100 Index covered call options are held until one day prior to the expiration date (i.e., generally the Thursday preceding the Third Friday of the month) and are liquidated at a volume-weighted average price determined at the close.

The Fund will invest at least 80% of its total assets in common stocks of the companies included in the NASDAQ-100 Index (“80% Policy”). The Fund employs a replication strategy to track the Index, which means it invests in common stocks included in the NASDAQ-100 Index generally in proportion to their weightings in the NASDAQ-100 Index, and call options written (sold) on the NASDAQ-100 Index. Under normal market conditions, the Fund will invest more than 80% of its total assets in the Index. Each calendar month the Fund will write (sell) a succession of one-month call options on the NASDAQ-100 Index and will cover such options by holding the securities underlying the options written. Each option written will (i) have an exercise price generally at or above the prevailing market price of the NASDAQ-100 Index; (ii) be traded on a national securities exchange; (iii) be held until one day prior to the expiration date (i.e., generally the Thursday preceding the Third Friday of the month) and are liquidated at a volume-weighted average price determined at the close (unless the Fund “closes out” the option through the repurchase of the option on the market close the last day of trading); (iv) expire on its date of maturity (in the next calendar month); (v) only be subject to exercise on its expiration date; and (vi) be settled in cash.

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective, 80% Policy and the index upon which the Fund seeks to track its performance without shareholder approval upon 60 days’ prior written notice to shareholders.

In return for the payment of a premium to the Fund, a purchaser of the call options written by the Fund is entitled to receive a cash payment from the Fund equal to the difference between the value of the NASDAQ-100 Index and the exercise price of the option if the value of the option on the expiration date is above its exercise price. In addition, the Fund’s covered call options are expected to partially protect the Fund from a decline in the price of the NASDAQ-100 Index through means of the premiums received by the Fund. The Fund expects over time to have a tracking error relative to the performance of the Index of no more than 10% before fees and expenses. Tracking error of 0% would represent perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the BXNT Index concentrates in an industry or group of industries. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The BXNT Index was concentrated in the information technology sector.

Any disclosures to the contrary in the Prospectuses should be disregarded.

For more information, contact the Fund at 1-844-723-8637.

This Supplement and the existing Prospectus and Summary Prospectus, each dated February 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, and is incorporated by reference.